SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Under Rule 14a-12

HANSBERGER INTERNATIONAL SERIES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Upon entering the URL (www.myproxyonline.com) the following screen is presented:

After user enters their control number and presses NEXT:

After user enters their Check digit and presses NEXT:

After user selects a response (FOR, AGAINST, ABSTAIN) and pressed the Submit button:

After user presses the Cast your Proxy Now button:

FORM OF TOUCH-TONE TELEPHONE VOTING SCRIPT

-OPENING-

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-437-4683, THE SHAREHOLDER WILL HEAR:

“Thank you for calling the Hansberger International Series automated proxy voting line. Please be sure to follow the automated instructions closely. Do not hang up until you hear a confirmation that your vote was recorded. Let’s begin…”

“Please enter your control number followed by the pound sign.”

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

“Thank you. You entered…[and the number entered]. If that is correct, press 1. If that is not correct, press the * key and re-enter your control number.”

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

“For security reasons, please enter your check digit found on the proxy card, followed by the pound sign.”

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

“Thank you. You entered…[and the number entered]. If that is correct, press 1. If that is not correct, press the * key and re-enter your check digit.”

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

-BALLOT-

Proposal 1:

•	“To grant authority for all nominees, press 1.

•	To withholder authority for all nominees, press 2.

•	To withhold authority for individual nominees, press 3.”

•

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR: “Thank you. We have recorded your vote of ‘grant authority for all nominees’ for Proposal 1. If that is correct, press 1. If that is not correct, press the * key to recast your vote.”

•

IF THE SHAREHOLDER PRESSES 2, HE/SHE WILL HEAR: “Thank you. We have recorded your vote of ‘withhold authority for all nominees’ for Proposal 1. If that is correct, press 1. If that is not correct, press the * key to recast your vote.”

•	IF THE SHAREHOLDER PRESSES 3, HE/SHE WILL HEAR:

(FOR EACH NOMINEE AND UNTIL THE POUND KEY IS PRESSED, THE SHAREHOLDER WILL HEAR):

•	“To withhold authority for…Nominee name…press ‘x’.

•	If you are finished withholding individual nominees, press pound.”

(IF THE SHAREHOLDER PRESSES #, HE/SHE WILL HEAR):

•

“Thank you. We have recorded your vote of ‘grant authority for all nominees except…name(s) of individuals selected’ for Proposal 1. If that is correct, press 1. If that is not correct, press the * key to recast your vote.

(IF THE SHAREHOLDER PRESSES * TO RECAST THE VOTE, HE/SHE WILL HEAR):

RETURN TO ‘BALLOT’

•	“Thank you. If you would like to vote using another control number, press 1.”

IF THE SHAREHOLDER THEN PRESSES 1 TO VOTE FOR ANOTHER CONTROL NUMBER, HE/SHE WILL HEAR:

•	“Thank you for using the Hansberger International Series automated proxy voting line.” CALL IS THEN TERMINATED.

Form Of Inbound Script (NOBO & Registered Holders)

Agent:

Thank you for calling the Hansberger proxy information line. My name is                     . How may I help/assist you?

Shareholder:

Yes, I received information to contact this number regarding my investment with Hansberger Funds.

Agent:

Yes, Ma’am/Sir, the Special Meeting of Shareholders is scheduled to take place on September 12, 2007. As of today, no vote has been registered for your position. I would be happy to review the proposals with you and record your vote. [Review proposals, if needed.]

Shareholder:

If No: Ma’am/Sir, please be advised that the Shareholder Meeting is scheduled to take place on September 12, 2007. If you have any further questions, please feel free to contact us at 1-800-332-7449. Otherwise, please visit the website the website printed on your ballot once you are ready to cast your vote.

If Yes: [Agent inquires with shareholder to obtain control number.] If you would look at your proxy card, you should see a 12 to 14 digit control number. This number is account-specific. May I please have that number? [Shareholder provides this number to the agent and agent accesses account.] Ma’am/Sir, the Board of Trustees is recommending an ‘in favor’ vote for all nominees. Would you like to vote along with the Board’s recommendation? [Agent records vote accordingly.]

Confirmation:

I am recording your [in favor/against/abstain] vote. For confirmation purposes, may I please have your full address? [Confirm name, street address, city, state and postal code.] Thank you. You will receive written confirmation of your voting instructions in the mail.

Form Of Inbound Script (OBO Holder)

Agent:

Thank you for calling the Hansberger proxy information line. My name is                     . How can I help/assist you?

Shareholder:

Yes, can you please transfer me to extension 4620? I received information to contact this number regarding my investment with the Hansberger Funds.

Agent:

Yes, Ma’am/Sir, the Special Meeting of Shareholders is scheduled to take place on September 12, 2007. As of today, no vote has been registered for your position. I would be happy to review the proposals with you and records your vote. [Review Proposals, if needed.]

Shareholder:

If No: Ma’am/Sir, please be advised that the Shareholder Meeting is scheduled to take place on September 12, 2007. If you have any further questions, please feel free to contact us at 1-800-332-7449. Otherwise, please visit the website the website printed on your ballot once you are ready to cast your vote.

If Yes: If you would look at the top right corner of your proxy card, you should see a 12 to 14 digit control number. This number is account-specific. May I please have that number? [Shareholder provides number to the Agent and the Agent accesses the account.] Ma’am/Sir, the Board of Trustees is recommending an ‘in favor’ vote for all nominees. Would you like to vote along with the Board’s recommendation? [Agent records vote accordingly.]

Confirmation:

I am recording your [in favor/against/abstain] vote. Would you like an email confirmation of your vote?

If Yes: Agent obtains email address and informs Shareholder that he/she will receive a confirmation within 24-48 hours. Agent enters information into www.proxyvote.com to generate a confirmation for the Shareholder.

If No: Mr./Ms.                    , your vote is important and your time is greatly appreciated. Thank you, and have a good [insert proper closing].

Hansberger International Series

FORM OF

Telephone Script

Introduction

Hello, my name is [insert] and I am calling from Hansberger Global Investors, Inc. (“HGI”), the investment adviser to the [INSERT NAME OF THE FUND]. May I speak with [insert].

Mr./Ms. ___________, HGI is helping solicit shareholder votes with regards to the special meeting of shareholders of the [NAME OF FUND] scheduled for September 12, 2007. Have you received the proxy statement regarding the meeting?

IF NO - Then help the shareholder obtain the proxy materials. In either case, make sure the address is correct or make any necessary corrections.

IF YES - The Board of Trustees of the Hansberger International Series is recommending an ‘in favor’ vote for all nominees. For your convenience, you can cast your vote by mail, internet, or touch-tone telephone if you have your proxy card.

If shareholder asks how to vote via the internet, the website is www.myproxyonline.com - he/she will need the control number from the proxy card.

If shareholder asks how to vote via touchtone telephone, the telephone number is 1-866-437-4683 - he/she will need the control number from the proxy card.

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the Board of Trustees has recommended that he/she vote ‘in favor’ of all nominees. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. You can also submit your vote by going on-line to www.myproxyonline.com or by calling 1-866-437-4683.

Thank you for your time.

Hansberger International Series

FORM OF

Answering Machine Message

Hello, this is [insert] calling from Hansberger Global Investors, Inc. regarding your investment in the [NAME OF] Fund. You should have recently received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on September 12, 2007.

Your vote is important. Please sign, date and return the proxy card at your earliest convenience in the postage paid envelope provided.

If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call 1-800-332-7449.

Thank you for your consideration.